Prospectus
July 29, 2021
GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.
■	Goldman Sachs Short-Term Conservative Income Fund
■	Class A Shares: GPAPX
■	Institutional Shares: GPPIX
■	Administration Shares: GPPAX
■	Preferred Shares: GPPPX
■	Investor Shares: GPPOX
■	Class R6 Shares: GPPSX

Goldman Sachs Short-Term Conservative Income Fund—Summary
Investment Objective
The Goldman Sachs Short-Term Conservative Income Fund (the "Fund") seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional	Administration	Preferred	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Administration	Preferred	Investor	Class R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.15%	None	None	None	None	None
Other Expenses[1]	0.14%	0.06%	0.31%	0.16%	0.14%	0.05%
Administration Fees	None	None	0.25%	0.10%	None	None
All Other Expenses	0.14%	0.06%	0.06%	0.06%	0.14%	0.05%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	0.57%	0.34%	0.59%	0.44%	0.42%	0.33%
Fee Waiver and Expense Limitation[3]	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[2]	0.47%	0.24%	0.49%	0.34%	0.32%	0.23%
[1]	The “Other Expenses” for Preferred Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The “Total Annual Fund Operating Expenses” and "Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[3]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2022, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A Shares, Institutional Shares, Administration Shares, Preferred Shares, Investor Shares and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A Shares, Institutional Shares, Administration Shares, Preferred Shares, Investor Shares and/or Class R6 Shares at the end of those periods. The

Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$48	$173	$308	$704
Institutional Shares	$25	$99	$181	$421
Administration Shares	$50	$179	$319	$728
Preferred Shares	$35	$131	$236	$545
Investor Shares	$33	$125	$225	$520
Class R6 Shares	$24	$96	$175	$408

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2021 was 79% of the average value of its portfolio.
Principal Strategy
The Fund pursues its investment objective by investing in a broad range of high quality, U.S. dollar-denominated fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, certificates of deposit, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund will not invest in mortgage-backed securities or derivatives.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high quality, U.S. dollar-denominated fixed income instruments that are within the maturity guidelines discussed below and that the Investment Adviser believes offer attractive yields relative to other similar securities, consistent with preservation of capital and liquidity.
The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations. The Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive position.
The Fund’s benchmarks are the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE BofAML 3-6 Month U.S. Treasury Bill Index.
Credit Quality Guidelines
The Fund will invest at least 85% of its total assets in securities (or the issuers of such securities) that are rated, at the time of purchase, in the highest short-term credit rating category by at least one nationally recognized statistical rating organization (“NRSRO”) (A-1, P-1, or F1 by S&P Global Ratings (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of A- by Standard & Poor’s or Fitch, or A3 by Moody’s). The remainder of the Fund’s investments will carry a minimum short-term credit rating of A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively, at the time of purchase, or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of BBB by Standard & Poor’s or Fitch, or Baa2 by Moody’s). The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

Maturity Guidelines
Except for floating rate and variable rate securities, the Fund will invest in securities that have remaining maturities of two years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). Floating rate and variable rate securities must have remaining maturities of three years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). The Fund will maintain a dollar-weighted average portfolio maturity (“WAM”) that does not exceed approximately nine months and a dollar-weighted average portfolio life (“WAL”) that does not exceed approximately one year.
THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.
Liquidity Solutions Investment Philosophy
The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.
Our process:
■	Combines diversified sources of return by employing multiple strategies
■	Takes a global perspective to seek relative value opportunities
■	Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
■	Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
■	Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed and Receivables-Backed Securities Risk.  The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). These risks are generally greater for longer-term asset-backed securities. Asset-backed securities are subject to various other risks, including the risk that private insurers fail to meet their obligations, the risk of unexpectedly high rates of default on the assets backing the securities and the risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund,or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”).
Financial Services Sector Risk.  An adverse development in the financial services sector, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.
Industry Concentration Risk.  The Fund concentrates its investments in the financial services group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
NAV Risk.  The NAV of the Fund and the value of your investment will fluctuate.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie

Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Administration, Preferred, Investor and Class R6 Shares compare to those of certain broad-based securities market indices.The ICE BofAML 3-6 Month U.S. Treasury Bill Index shows how the Fund’s performance compares to short-term Treasury bills of about 90 to 180-day maturity. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	0.07%	June 30, 2021

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	2.15%	June 30, 2020
Worst Quarter Return	-1.21%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Class A Shares*				10/31/2016
Returns Before Taxes	1.09%	N/A	1.65%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	N/A	1.69%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	N/A	1.47%
Institutional Shares				2/28/2014
Returns Before Taxes	1.42%	1.84%	1.44%
Returns After Taxes on Distributions	0.96%	1.15%	0.89%
Returns After Taxes on Distributions and Sale of Fund Shares	0.84%	1.10%	0.86%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	1.55%	1.19%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	1.30%	0.98%
Administration Shares				2/28/2014
Returns Before Taxes	1.16%	1.58%	1.19%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	1.55%	1.19%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	1.30%	0.98%
Preferred Shares*				10/31/2016
Returns Before Taxes	1.27%	N/A	1.87%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	N/A	1.69%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	N/A	1.47%
Investor Shares*				8/14/2018
Returns Before Taxes	1.24%	N/A	2.05%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	N/A	2.05%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	N/A	1.74%
Class R6 Shares**				11/30/2017
Returns Before Taxes	1.33%	1.83%	1.44%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	1.55%	1.19%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	1.30%	0.98%
*	Class A Shares and Preferred Shares commenced operations on October 31, 2016, and Investor Shares commenced operations on August 14, 2018. Prior to the respective dates, the performance of Class A Shares, Preferred Shares and Investor Shares is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has been adjusted for Class A Shares, Preferred Shares and Investor Shares to reflect the fees of these share classes. Performance of Class A Shares reflects no initial sales charge. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares was 1.50%, which is not reflected in the performance shown in the table above.
**	Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Institutional Shares only. The after-tax returns for Class A, Administration, Preferred, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Co-Head of Liquidity Solutions, has managed the Fund since 2014; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of  Administration, Preferred, Investor or Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for  Institutional shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Administration, Preferred, Investor or Class R6 Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach
INVESTMENT OBJECTIVE
The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.
The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing in a broad range of high quality, U.S. dollar-denominated fixed income instruments, including U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, certificates of deposit, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund will not invest in mortgage-backed securities or derivatives.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade, U.S. dollar-denominated fixed income instruments that are within the maturity guidelines discussed below and that the Investment Adviser believes offer attractive yields relative to other similar securities, consistent with preservation of capital and liquidity.
The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations. The Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive position.
The Fund’s benchmarks are the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE BofAML 3-6 Month U.S. Treasury Bill Index. The Bloomberg Barclays Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than one year remaining to maturity. The ICE BofAML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90- to 180-day maturity. The indices are unmanaged, does not incur fees or expenses, and cannot be invested in directly.
Credit Quality Guidelines
The Fund will invest at least 85% of its total assets in securities (or the issuers of such securities) that are rated, at the time of purchase, in the highest short-term credit rating category by at least one NRSRO (A-1, P-1, or F1 by Standard & Poor’s, Moody’s or Fitch, respectively), or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of A- by Standard & Poor’s or Fitch, or A3 by Moody’s). The remainder of the Fund’s investments will carry a minimum short-term credit rating of A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively, at the time of purchase, or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of BBB by Standard & Poor’s or Fitch, or Baa2 by Moody’s). In addition, the Fund may rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.
Maturity Guidelines
Except for floating rate and variable rate securities, the Fund will invest in securities that have remaining maturities of two years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). Floating rate and variable rate securities must have remaining maturities of three years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). The maturity of a security is generally the period remaining until the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made. For example, certain floating rate and variable rate securities may have remaining maturities exceeding three years if such securities provide for the Fund to recover the principal amount through a demand feature in three years or less.
The Fund will maintain a WAM that does not exceed approximately nine months and a WAL that does not exceed approximately one year. The Fund’s WAM is an average of the effective maturities of all portfolio securities, weighted by each security’s percentage of market value. The Fund’s WAL is an average of the final maturities (or where applicable the date of demand) of all portfolio securities,

Investment Management Approach
weighted by each security’s percentage of market value. A security’s effective maturity represents the next interest rate reset date, demand date or prerefunded date. The Fund’s WAM and WAL are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.
Liquidity Solutions Investment Philosophy
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Fund. GSAM is referred to in the Prospectus as the “Investment Adviser.”
The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.
Our process:
■	Combines diversified sources of return by employing multiple strategies
■	Takes a global perspective to seek relative value opportunities
■	Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
■	Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
■	Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
The Liquidity Solutions Portfolio Management Team implements this overall philosophy through an investment process that is aimed at seeking to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity by utilizing a diverse set of investment strategies and revolves around four key elements:
1. Developing a risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its benchmark with respect to overall risk, in this Fund primarily through sector allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy in an effort to seek to optimize potential return and secondarily maintain an emphasis on preservation of capital and liquidity.
2. Fundamental investment process—As part of its fundamental investment process, the Liquidity Solutions Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Liquidity Solutions Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Liquidity Solutions Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Liquidity Solutions Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Liquidity Solutions Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.

3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions. The Fund will only utilize Strategy Teams consistent with the Fund’s investment policies.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct the Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.
The Liquidity Solutions Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
Additional Fund Characteristics and Restrictions
■	Portfolio Diversification: Diversification can help the Fund reduce the risks of investing. The Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities or securities of certain other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements.
■	Portfolio Liquidity: The Fund must maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund will hold at least 10% of its total assets in “weekly liquid assets” (consisting of cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days). The Fund may not acquire an illiquid investment if, after the purchase, more than 10% of the Fund’s total assets would consist of illiquid investments.
Determination of whether an investment is an eligible investment in which the Fund may invest will be made at the time of purchase. If an investment becomes no longer an eligible investment, because of, among other things, a rating downgrade or other action, the Investment Adviser shall not be obligated to dispose of such investment but may do so if, in its judgment, it is prudent to do so in light of the investment objectives of the Fund. Additional information about the Fund’s investment restrictions is located in the Statement of Additional Information (“SAI”).
References in the Prospectus to a benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.
ADDITIONAL FEES AND EXPENSES INFORMATION
Differences in the “Expense Limitation” ratios across the Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across the Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to share classes with small amounts of assets.
ADDITIONAL PERFORMANCE INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
The average annual total return figures reflect no initial sales charge for Class A Shares. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares was 1.50%, which is not reflected in the average annual total return figures shown.
These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Investment Management Approach
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following table identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual report (when available). For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each month subject to a five-day lag between the date of the information and the date on which the information is disclosed. The Fund also publishes its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investment Policies Matrix
10 Percent of total assets (italic type) 10 Percent of net assets (roman type) • No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	Short-Term Conservative Income Fund

American, European, and Global Depositary Receipts	•
Asset-Backed and Receivables-Backed Securities (including covered bonds)	•
Bank Obligations	•
Commercial Paper	•
Custodial Receipts	•
Floating and Variable Rate Obligations	•
Foreign Securities[1]	•
Illiquid Investments*	10
Investment Company Securities (including ETFs)[2]	10
Municipal Securities	•
Private Activity Bonds	•
Repurchase Agreements	•
Short-Term Obligations of Corporations and Other Entities	•
Securities rated A-1, P-1 or F1[3]	85+
Securities rated A-2, P-2 or F2[3]	15
Temporary Investments	•
Treasury Inflation Protected Securities	•
U.S. Government Securities	•
U.S. Treasury Obligations[4]	•
When-Issued Securities and Forward Commitments	•
*	Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
[1]	The Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, author- ities, instrumentalities or sponsored enterprises.
[2]	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[3]	The Fund may invest in securities that only maintain long-term ratings or unrated securities if the Investment Adviser determines that the securities are of comparable credit quality at the time of purchase. In addition, the Fund may rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.
[4]	Issued or guaranteed by the U.S. Treasury.

Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Risk Category ✓ Principal Risk • Additional Risk	Short-Term Conservative Income Fund
Asset-Backed and Receivables-Backed Securities	✓
Call/Prepayment	•
Credit/Default	✓
ESG Integration	•
Extension	•
Financial Services Sector	✓
Floating and Variable Rate Obligations	✓
Foreign	✓
Industry Concentration	✓
Interest Rate	✓
Large Shareholder Transactions	✓
Liquidity	•
Management	✓
Market	✓
Municipal Securities	✓
NAV	✓
Other Investment Companies	✓
Sovereign Default	•
Economic	•
Political	•
Repayment	•
U.S. Government Securities	✓
■	Asset-Backed and Receivables-Backed Securities Risk—The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds asset-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their principals sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These risks are generally greater for longer-term asset-backed securities.
The Fund’s investments in asset-backed securities are also subject to risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
■	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities. This risk is generally greater for long-term obligations.
■	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments. The credit quality of the

Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
■	ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and judgmental assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
■	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities. This risk is generally greater for long-term obligations.
■	Financial Services Sector Risk—An adverse development in the financial services sector, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the financial services sector, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.
■	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
■	Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries,

Risks of the Fund
including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which will likely result in increased market volatility and cause additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of a Fund’s assets are subject. These and other geopolitical developments could negatively impact the value of a Fund’s investments.
Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
■	Industry Concentration Risk—The Fund concentrates its investments in the financial services group of industries, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
■	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Interest rates in the United States are currently at historically low levels. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
■	Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
■	Liquidity Risk—The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders of their shares of the Fund, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.
■	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
■	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
In addition, third party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by the Fund. Problems encountered by such third parties (such as municipal security insurers or banks issuing a liquidity enhancement facility), including credit rating downgrades or changes in the market’s perception of creditworthiness, may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
■	NAV Risk— The net asset value of the Fund and the value of your investment will fluctuate.

Risks of the Fund
■	Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
■	Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
■	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers
INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Short-Term Conservative Income
GSAM has been registered as an investment adviser with the Securities and Exchange Commission ("SEC") since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2021, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.00 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended March 31, 2021*
Short-Term Conservative Income	0.25%	0.18%
*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

Service Providers
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2022, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These arrangements may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such dates.
In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2020 is available in the Fund’s semi-annual report for the period ended September 30, 2020. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2021 will be available in the Fund’s semi-annual report dated September 30, 2021.
FUND MANAGERS
Liquidity Solutions Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolio.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Liquidity Solutions	Portfolio Manager— Short-Term Conservative Income	Since 2014	Mr. Fishman is the Head of Liquidity Solutions. Mr. Fishman joined the Investment Adviser in 1997.
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— Short-Term Conservative Income	Since 2016	Mr. Olivo is the global head of short duration fixed income strategies. Mr. Olivo is a member of the Investment Strategy Committee. He joined the Investment Adviser in 1995.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, to 0.04% of average daily net assets with respect to the Institutional, Administration and Preferred Shares, to 0.12% of average daily net assets with respect to Class A and Investor Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

Distributions
The Fund pays distributions from its investment income and distributions from net realized capital gains. You may choose to have distributions paid in:
■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s monthly distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Short-Term Conservative Income	Daily	Monthly	Annually
In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared daily and paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in the Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
Investor Shares are not sold directly to the public. Instead, Investor Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Investor Shares through an Intermediary using a plan level or omnibus account. Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Investor Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program.
Employee Benefit Plans generally may open an account and purchase Investor Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

Shareholder Guide
Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
■	Investors who purchase Class R6 Shares through asset-based fee programs of certain Intermediaries that have entered into a contractual relationship with the Distributor to offer Class R6 Shares through such programs;
■	Employee Benefit Plans;
■	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
■	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
■	Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*	No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts).
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
There are no minimum purchase or account (minimum) requirements with respect to Administration or Preferred Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Administration or Preferred Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem shares held by non-complying accounts and may impose a charge for any special services.
No minimum amount is required for initial purchases in Investor and Class R6 (except as provided below) Shares or additional investments in Institutional, Administration, Preferred, Investor or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
The minimum investment requirement for Class A and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Intermediary?
If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend a Fund based, at least in part, on the level of compensation paid. You should contact your Intermediary for more information about the payments it receives and any potential conflicts of interest.
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).

Shareholder Guide
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.In accordance with the policy adopted by the Board of
Trustees, the Trust discourages frequent purchases and redemptions of shares of certain Goldman Sachs Funds and does not permit market timing or other excessive trading practices. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of fund shares held by longer-term shareholders. However, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Fund’s investments, and shareholders and investors may engage in frequent purchases and redemptions of Fund Shares. This may result in additional costs for the Fund. Although the Fund has no limit on purchases and redemptions of Fund Shares, the Fund may, in its discretion, restrict, reject or cancel any purchases that, in the Investment Adviser’s opinion, may be disruptive to the management of the Fund or otherwise not in the Fund’s interests. The Fund reserves the right at any time to restrict purchases and redemptions of Fund Shares or impose conditions that are more restrictive on excessive trading than those stated in the Prospectus.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or its Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
■	NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
■	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Shareholder Guide
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
■	Shares Purchased by Federal Funds Wire:
■	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
■	Shares Purchased by Check:
■	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at its next-determined NAV per share after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
■	A request is made in writing to redeem Class A or Investor Shares in an amount over $50,000 via check;
■	You would like the redemption proceeds sent to an address that is not your address of record; or

■	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.
■	The Fund may allow redemptions via check up to $50,000 in Class A and Investor Shares requested via telephone.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
■	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
■	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

Shareholder Guide
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Shares of the Fund continue to earn dividends up to, but not including, the date of settlement.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
■	Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through an Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
■	Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV, except as provided below. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:
■	If you redeem Class A Shares and then reinvest in Class A Shares as described above, your investment will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the redeemed shares (i.e., the shares to be redeemed were originally issued in exchange or through the reinvestment privilege for shares on which a sales charge was paid), in which case the reinvestment will be made at NAV.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange, except as provided below. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
■	Exchanges of Class A shares of a fund will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchange were originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at NAV.
■	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of the CDSC applicable to the shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

Shareholder Guide
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
■	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The Fund reserves the right to limit redemptions of Class A Shares under the systematic withdrawal plan, on an annual basis, to 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A or Investor Shares and a monthly account statement if you invest in Institutional, Administration, Preferred or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or

Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee for distribution services from the Fund of up to 0.25%, on an annual basis, of the Fund’s average daily net assets attributed to Class A Shares. Effective July 30, 2018, Goldman Sachs currently is only entitled to a monthly fee for distribution services of 0.15%, on an annual basis, of the Fund’s average daily net assets attributed to Class A Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Intermediaries;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A Shares.
Goldman Sachs normally begins accruing the annual 0.15% distribution fee for the Class A Shares as ongoing commissions to Intermediaries immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
ADMINISTRATION SHARES ADMINISTRATION PLAN
The Trust, on behalf of the Fund, has adopted an Administration Plan for Administration Shares and Preferred Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust.
These payments are equal to 0.25% (annualized) for shareholder administration services of the average daily net assets of the Administration Shares of the Fund and 0.10% (annualized) for shareholder administration services of the average daily net assets of the Preferred Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers.

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Internal Revenue Code of 1986, as amended, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and also will not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund character and tax status of all distributions will be available to shareholders after the close of each calendar year.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares  exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your social security or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct social security or tax identification number, or certify that it is correct, or if the Internal Revenue Service ("IRS") instructs the Fund to do so.

The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account..
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors will generally be subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

Appendix A
Additional Information on the Fund
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.
The Fund has credit rating requirements for the securities it buys, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements at the time of purchase. If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
U.S. Treasury Obligations and U.S. Government Securities.  The Fund may invest in U.S. Treasury Obligations, which include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Treasury Obligations may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
The Fund may also invest in other U.S. Government Securities. Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer.
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.
The Fund may also invest in U.S. Treasury Obligations and certain U.S. Government Securities, the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.
U.S. Treasury Obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Treasury Obligations if it is not obligated to do so by law.

Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
If the Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Commercial Paper.  The Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper that may be purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
Corporate Debt Obligations.  The Fund may invest in corporate debt obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Short-Term Obligations of Corporations or Other Entities.  The Fund may invest in other short-term obligations, including master demand notes and short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A master demand note permits the investment of varying amounts by the Fund under an agreement between the Fund and an issuer. The principal amount of a master demand note may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.
Repurchase Agreements.  The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

Appendix A
In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Asset-Backed and Receivables-Backed Securities.  The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.
Foreign Government Obligations and Foreign Risks.  The Fund may invest in foreign government obligations. Foreign government obligations in which the Fund may invest are U.S. dollar-denominated obligations issued or guaranteed by a foreign government. Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, more or less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
Municipal Obligations.  The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper or other instruments. Municipal obligations are generally subject to those risks associated with debt securities generally. In addition, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal obligations (such as general obligation bonds, private activity bonds and moral obligation bonds).
The Fund may invest in municipal obligations issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal obligations may be relying for funding. Such obligations may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund.
Municipal Notes and Bonds.  Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a government-owned toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.
Tender Option Bonds.  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s average portfolio maturity and average portfolio life. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
Revenue Anticipation Warrants.  Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than two years, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.
Industrial Development Bonds.  The Fund may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk.
Other Municipal Obligation Policies.  The Fund may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (i) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (ii) municipal obligations whose issuers are in the same state; or (ii) industrial development obligations (except where the nongovernmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). The Fund’s investments in these municipal obligations will subject the Fund, to a greater extent, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.
Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.
Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions such as insurance companies which may issue insurance policies with respect to municipal obligations. The credit quality of these banks, insurance companies and other financial institutions could, therefore, cause a loss to the Fund that invests in municipal obligations. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and

Appendix A
other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
In order to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.
In purchasing municipal obligations, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued.
Custodial Receipts.  The Fund may invest in custodial receipts (including tender option bonds, see above for more information) representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.
Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief or regulations thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies, including ETFs and money market funds beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Floating and Variable Rate Obligations.  The Fund may purchase various floating and variable rate obligations, including tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Under certain circumstances, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Illiquid Investments.  The Fund may invest up to 10% of its total assets (measured at the time of purchase) in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.)
If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 10% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments to or below 10% of its total assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded is no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Borrowings.  The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the last five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report (available upon request).
	Goldman Sachs Short-Term Conservative Income Fund
	Class A Shares
	Year Ended March 31,				Period Ended March 31, 2017(a)
	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of period	$ 9.88	$ 10.03	$ 10.01	$10.02	$10.01
Net investment income(b)	0.04	0.21	0.25	0.14	0.03
Net realized and unrealized gain (loss)	0.20	(0.14)	(0.01)	(0.04)	0.01
Total from investment operations	0.24	0.07	0.24	0.10	0.04
Distributions to shareholders from net investment income	(0.05)	(0.21)	(0.22)	(0.11)	(0.03)
Distributions to shareholders from net realized gains	—	(0.01)	— (c)	— (c)	— (c)
Total distributions	(0.05)	(0.22)	(0.22)	(0.11)	(0.03)
Net asset value, end of period	$ 10.07	$ 9.88	$ 10.03	$10.01	$10.02
Total return(d)	2.42%	0.66%	2.41%	1.04%	0.42%
Net assets, end of period (in 000s)	$122,562	$43,188	$50,982	$ 817	$ 25
Ratio of net expenses to average net assets	0.45%	0.46%	0.46%	0.57%	0.51%(e)
Ratio of total expenses to average net assets	0.54%	0.56%	0.61%	0.63%	1.33%(e)
Ratio of net investment income to average net assets	0.38%	2.14%	2.46%	1.42%	0.75%(e)
Portfolio turnover rate(f)	79%	87%	89%	67%	46%
(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Share
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data
Net asset value, beginning of year	$ 9.88	$10.03	$10.02	$10.02	$10.00
Net investment income(a)	0.09	0.20	0.22	0.13	0.06
Net realized and unrealized gain (loss)	0.16	(0.13)	0.01	(0.01)	0.04
Total from investment operations	0.25	0.07	0.23	0.12	0.10
Distributions to shareholders from net investment income	(0.06)	(0.21)	(0.22)	(0.12)	(0.08)
Distributions to shareholders from net realized gains	—	(0.01)	— (b)	— (b)	— (b)
Total distributions	(0.06)	(0.22)	(0.22)	(0.12)	(0.08)
Net asset value, end of year	$10.07	$ 9.88	$10.03	$10.02	$10.02
Total return(c)	2.55%	0.55%	2.46%	1.24%	0.97%
Net assets, end of year (in 000s)	$ 27	$1,045	$ 937	$1,032	$ 132
Ratio of net expenses to average net assets	0.47%	0.47%	0.45%	0.43%	0.41%
Ratio of total expenses to average net assets	0.55%	0.57%	0.57%	0.59%	1.49%
Ratio of net investment income to average net assets	0.95%	2.01%	2.20%	1.25%	0.60%
Portfolio turnover rate(d)	79%	87%	89%	67%	46%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B
	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Shares
	Year Ended March 31,				Period Ended March 31, 2017(a)
	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of period	$ 9.88	$10.03	$10.02	$10.02	$10.01
Net investment income(b)	0.07	0.23	0.24	0.14	0.04
Net realized and unrealized gain (loss)	0.19	(0.15)	0.01	— (c)	0.01
Total from investment operations	0.26	0.08	0.25	0.14	0.05
Distributions to shareholders from net investment income	(0.07)	(0.23)	(0.24)	(0.14)	(0.04)
Distributions to shareholders from net realized gains	—	— (d)	— (d)	— (d)	— (d)
Total distributions	(0.07)	(0.23)	(0.24)	(0.14)	(0.04)
Net asset value, end of period	$10.07	$ 9.88	$10.03	$10.02	$10.02
Total return(e)	2.63%	0.82%	2.52%	1.40%	0.52%
Net assets, end of period (in 000s)	$ 27	$ 26	$ 26	$ 25	$ 25
Ratio of net expenses to average net assets	0.26%	0.32%	0.30%	0.28%	0.27%(f)
Ratio of total expenses to average net assets	0.34%	0.41%	0.41%	0.44%	1.11%(f)
Ratio of net investment income to average net assets	0.66%	2.27%	2.38%	1.38%	0.95%(f)
Portfolio turnover rate(g)	79%	87%	89%	67%	46%
(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data
Net asset value, beginning of year	$ 9.88	$ 10.04	$ 10.01	$ 10.02	$ 10.00
Net investment income(a)	0.06	0.23	0.25	0.15	0.11
Net realized and unrealized gain (loss)	0.20	(0.15)	0.03	(0.01)	0.01
Total from investment operations	0.26	0.08	0.28	0.14	0.12
Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.25)	(0.15)	(0.10)
Distributions to shareholders from net realized gains	—	— (b)	— (b)	— (b)	— (b)
Total distributions	(0.07)	(0.24)	(0.25)	(0.15)	(0.10)
Net asset value, end of year	$ 10.07	$ 9.88	$ 10.04	$ 10.01	$ 10.02
Total return(c)	2.66%	0.80%	2.82%	1.40%	1.22%
Net assets, end of year (in 000s)	$2,598,107	$1,466,673	$840,036	$1,421,091	$265,690
Ratio of net expenses to average net assets	0.22%	0.22%	0.20%	0.19%	0.15%
Ratio of total expenses to average net assets	0.31%	0.32%	0.32%	0.33%	1.20%
Ratio of net investment income to average net assets	0.63%	2.28%	2.45%	1.54%	1.08%
Portfolio turnover rate(d)	79%	87%	89%	67%	46%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B
	Goldman Sachs Short-Term Conservative Income Fund
	Investor Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data
Net asset value, beginning of period	$ 9.88	$ 10.04	$10.03
Net investment income(b)	0.06	0.21	0.16
Net realized and unrealized gain (loss)	0.19	(0.14)	0.01
Total from investment operations	0.25	0.07	0.17
Distributions to shareholders from net investment income	(0.06)	(0.23)	(0.16)
Distributions to shareholders from net realized gains	—	— (c)	— (c)
Total distributions	(0.06)	(0.23)	(0.16)
Net asset value, end of period	$ 10.07	$ 9.88	$10.04
Total return(d)	2.57%	0.71%	1.68%
Net assets, end of period (in 000s)	$94,682	$90,680	$6,254
Ratio of net expenses to average net assets	0.30%	0.31%	0.30%(e)
Ratio of total expenses to average net assets	0.39%	0.41%	0.42%(e)
Ratio of net investment income to average net assets	0.60%	2.11%	2.58%(e)
Portfolio turnover rate(f)	79%	87%	89%
(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Short-Term Conservative Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2018(a)
	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.04	$ 10.02	$10.02
Net investment income(b)	0.07	0.24	0.27	0.05
Net realized and unrealized gain (loss)	0.19	(0.15)	—	—
Total from investment operations	0.26	0.09	0.27	0.05
Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.25)	(0.05)
Distributions to shareholders from net realized gains	—	— (c)	— (c)	— (c)
Total distributions	(0.07)	(0.24)	(0.25)	(0.05)
Net asset value, end of period	$ 10.08	$ 9.89	$ 10.04	$10.02
Total return(d)	2.66%	0.91%	2.82%	0.43%
Net assets, end of period (in 000s)	$313,236	$278,788	$420,023	$ 10
Ratio of net expenses to average net assets	0.21%	0.21%	0.20%	0.24%(e)
Ratio of total expenses to average net assets	0.30%	0.31%	0.32%	0.35%(e)
Ratio of net investment income to average net assets	0.70%	2.37%	2.66%	1.64%(e)
Portfolio turnover rate(f)	79%	87%	89%	67%
(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix C
Additional Information About Sales Charge Variations,
Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from the Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Investment Adviser or the Distributor.
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch
■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Front-End Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Appendix C
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■	Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■	Breakpoints as described in this Prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety

(90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■	Shares acquired through a right of reinstatement.
■	Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■	Shares sold upon the death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
■	Shares purchased in connection with a return of excess contributions from an IRA account.
■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s Prospectus.
■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■	Shares acquired through a right of reinstatement.
■	Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■	Breakpoints as described in the Fund’s Prospectus.
■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*	Also referred to as an “initial sales charge.”

EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■	The applicable sales charge on a purchase of Class A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Appendix C
■	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
■	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■	Shares purchased in an Edward Jones fee-based program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■	Shares exchanged into Class A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■	Exchanges from Class C Shares to Class A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■	The death or disability of the shareholder.
■	Systematic withdrawals with up to 10% per year of the account value.
■	Return of excess contributions from an Individual Retirement Account (IRA).
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■	Shares exchanged in an Edward Jones fee-based program.
■	Shares acquired through NAV reinstatement.
■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■	Initial purchase minimum: $250
■	Subsequent purchase minimum: none
Minimum Balances
■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■	A fee-based account held on an Edward Jones platform
■	A 529 account held on an Edward Jones platform
■	An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes
■	At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.

OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a OPCO affiliated investment advisory program
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■	Employees and registered representatives of OPCO or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■	Shares acquired through a right of reinstatement
Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
■	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
■	Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

Appendix C
■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
■	Shares sold due to death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
■	Shares bought due to returns of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
■	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■	Breakpoints as described in this prospectus
■	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Short-Term Conservative Income Fund Prospectus
FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsamfunds.com/mutualfunds.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
	Institutional, Administration, Preferred & Class R6	Class A & Investor
■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 21974 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
STCIPRO-21
Prospectus
July 29, 2021
GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.
■	Goldman Sachs Short-Term Conservative Income Fund
■	Class P Shares: GMBPX

Goldman Sachs Short-Term Conservative Income Fund—Summary
Investment Objective
The Goldman Sachs Short-Term Conservative Income Fund (the "Fund") seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.25%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.33%
Fee Waiver and Expense Limitation[2]	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[1]	0.23%
[1]	The “Total Annual Fund Operating Expenses” and "Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2022, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$24	$96	$175	$408

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2021 was 79% of the average value of its portfolio.
Principal Strategy
The Fund pursues its investment objective by investing in a broad range of high quality, U.S. dollar-denominated fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other
1

short-term obligations of U.S. companies, certificates of deposit, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund will not invest in mortgage-backed securities or derivatives.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high quality, U.S. dollar-denominated fixed income instruments that are within the maturity guidelines discussed below and that the Investment Adviser believes offer attractive yields relative to other similar securities, consistent with preservation of capital and liquidity.
The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations. The Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive position.
The Fund’s benchmarks are the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE BofAML 3-6 Month U.S. Treasury Bill Index.
Credit Quality Guidelines
The Fund will invest at least 85% of its total assets in securities (or the issuers of such securities) that are rated, at the time of purchase, in the highest short-term credit rating category by at least one nationally recognized statistical rating organization (“NRSRO”) (A-1, P-1, or F1 by S&P Global Ratings (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of A- by Standard & Poor’s or Fitch, or A3 by Moody’s). The remainder of the Fund’s investments will carry a minimum short-term credit rating of A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively, at the time of purchase, or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of BBB by Standard & Poor’s or Fitch, or Baa2 by Moody’s). The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.
Maturity Guidelines
Except for floating rate and variable rate securities, the Fund will invest in securities that have remaining maturities of two years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). Floating rate and variable rate securities must have remaining maturities of three years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). The Fund will maintain a dollar-weighted average portfolio maturity (“WAM”) that does not exceed approximately nine months and a dollar-weighted average portfolio life (“WAL”) that does not exceed approximately one year.
THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.
Liquidity Solutions Investment Philosophy
The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.
Our process:
■	Combines diversified sources of return by employing multiple strategies
■	Takes a global perspective to seek relative value opportunities
■	Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
■	Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
■	Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
2

Asset-Backed and Receivables-Backed Securities Risk.  The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). These risks are generally greater for longer-term asset-backed securities. Asset-backed securities are subject to various other risks, including the risk that private insurers fail to meet their obligations, the risk of unexpectedly high rates of default on the assets backing the securities and the risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”).
Financial Services Sector Risk.  An adverse development in the financial services sector, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.
Industry Concentration Risk.  The Fund concentrates its investments in the financial services group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
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Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
NAV Risk.  The NAV of the Fund and the value of your investment will fluctuate.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of certain broad-based securities market indices.The ICE BofAML 3-6 Month U.S. Treasury Bill Index shows how the Fund’s performance compares to short-term Treasury bills of about 90 to 180-day maturity. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
4

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	0.07%	June 30, 2021

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	2.25%	June 30, 2020
Worst Quarter Return	-1.30%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	1.33%	2.21%
Returns After Taxes on Distributions	0.87%	1.38%
Returns After Taxes on Distributions and Sale of Fund Shares	0.79%	1.33%
Bloomberg Barclays Short-Term Government/Corporate Index	1.31%	2.06%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	0.86%	1.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Co-Head of Liquidity Solutions, has managed the Fund since 2014; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
5

Investment Management Approach
INVESTMENT OBJECTIVE
The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.
The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing in a broad range of high quality, U.S. dollar-denominated fixed income instruments, including U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, certificates of deposit, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund will not invest in mortgage-backed securities or derivatives.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade, U.S. dollar-denominated fixed income instruments that are within the maturity guidelines discussed below and that the Investment Adviser believes offer attractive yields relative to other similar securities, consistent with preservation of capital and liquidity.
The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations. The Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive position.
The Fund’s benchmarks are the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE BofAML 3-6 Month U.S. Treasury Bill Index. The Bloomberg Barclays Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than one year remaining to maturity. The ICE BofAML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90- to 180-day maturity. The indices are unmanaged, does not incur fees or expenses, and cannot be invested in directly.
Credit Quality Guidelines
The Fund will invest at least 85% of its total assets in securities (or the issuers of such securities) that are rated, at the time of purchase, in the highest short-term credit rating category by at least one NRSRO (A-1, P-1, or F1 by Standard & Poor’s, Moody’s or Fitch, respectively), or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of A- by Standard & Poor’s or Fitch, or A3 by Moody’s). The remainder of the Fund’s investments will carry a minimum short-term credit rating of A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively, at the time of purchase, or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of BBB by Standard & Poor’s or Fitch, or Baa2 by Moody’s). In addition, the Fund may rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.
Maturity Guidelines
Except for floating rate and variable rate securities, the Fund will invest in securities that have remaining maturities of two years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). Floating rate and variable rate securities must have remaining maturities of three years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). The maturity of a security is generally the period remaining until the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made. For example, certain floating rate and variable rate securities may have remaining maturities exceeding three years if such securities provide for the Fund to recover the principal amount through a demand feature in three years or less.
The Fund will maintain a WAM that does not exceed approximately nine months and a WAL that does not exceed approximately one year. The Fund’s WAM is an average of the effective maturities of all portfolio securities, weighted by each security’s percentage of market value. The Fund’s WAL is an average of the final maturities (or where applicable the date of demand) of all portfolio securities,
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Investment Management Approach
weighted by each security’s percentage of market value. A security’s effective maturity represents the next interest rate reset date, demand date or prerefunded date. The Fund’s WAM and WAL are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.
Liquidity Solutions Investment Philosophy
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Fund. GSAM is referred to in the Prospectus as the “Investment Adviser.”
The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.
Our process:
■	Combines diversified sources of return by employing multiple strategies
■	Takes a global perspective to seek relative value opportunities
■	Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
■	Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
■	Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
The Liquidity Solutions Portfolio Management Team implements this overall philosophy through an investment process that is aimed at seeking to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity by utilizing a diverse set of investment strategies and revolves around four key elements:
1. Developing a risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its benchmark with respect to overall risk, in this Fund primarily through sector allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy in an effort to seek to optimize potential return and secondarily maintain an emphasis on preservation of capital and liquidity.
2. Fundamental investment process—As part of its fundamental investment process, the Liquidity Solutions Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Liquidity Solutions Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Liquidity Solutions Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Liquidity Solutions Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Liquidity Solutions Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
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3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions. The Fund will only utilize Strategy Teams consistent with the Fund’s investment policies.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct the Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.
The Liquidity Solutions Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
Additional Fund Characteristics and Restrictions
■	Portfolio Diversification: Diversification can help the Fund reduce the risks of investing. The Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities or securities of certain other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements.
■	Portfolio Liquidity: The Fund must maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund will hold at least 10% of its total assets in “weekly liquid assets” (consisting of cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days). The Fund may not acquire an illiquid investment if, after the purchase, more than 10% of the Fund’s total assets would consist of illiquid investments.
Determination of whether an investment is an eligible investment in which the Fund may invest will be made at the time of purchase. If an investment becomes no longer an eligible investment, because of, among other things, a rating downgrade or other action, the Investment Adviser shall not be obligated to dispose of such investment but may do so if, in its judgment, it is prudent to do so in light of the investment objectives of the Fund. Additional information about the Fund’s investment restrictions is located in the Statement of Additional Information (“SAI”).
References in the Prospectus to a benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.
ADDITIONAL PERFORMANCE INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on the Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
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Investment Management Approach
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following table identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual report (when available). For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each month subject to a five-day lag between the date of the information and the date on which the information is disclosed. The Fund also publishes its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
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Investment Policies Matrix
10 Percent of total assets (italic type) 10 Percent of net assets (roman type) • No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	Short-Term Conservative Income Fund

American, European, and Global Depositary Receipts	•
Asset-Backed and Receivables-Backed Securities (including covered bonds)	•
Bank Obligations	•
Commercial Paper	•
Custodial Receipts	•
Floating and Variable Rate Obligations	•
Foreign Securities[1]	•
Illiquid Investments*	10
Investment Company Securities (including ETFs)[2]	10
Municipal Securities	•
Private Activity Bonds	•
Repurchase Agreements	•
Short-Term Obligations of Corporations and Other Entities	•
Securities rated A-1, P-1 or F1[3]	85+
Securities rated A-2, P-2 or F2[3]	15
Temporary Investments	•
Treasury Inflation Protected Securities	•
U.S. Government Securities	•
U.S. Treasury Obligations[4]	•
When-Issued Securities and Forward Commitments	•
*	Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
[1]	The Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, author- ities, instrumentalities or sponsored enterprises.
[2]	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[3]	The Fund may invest in securities that only maintain long-term ratings or unrated securities if the Investment Adviser determines that the securities are of comparable credit quality at the time of purchase. In addition, the Fund may rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.
[4]	Issued or guaranteed by the U.S. Treasury.
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Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Risk Category ✓ Principal Risk • Additional Risk	Short-Term Conservative Income Fund
Asset-Backed and Receivables-Backed Securities	✓
Call/Prepayment	•
Credit/Default	✓
ESG Integration	•
Extension	•
Financial Services Sector	✓
Floating and Variable Rate Obligations	✓
Foreign	✓
Industry Concentration	✓
Interest Rate	✓
Large Shareholder Transactions	✓
Liquidity	•
Management	✓
Market	✓
Municipal Securities	✓
NAV	✓
Other Investment Companies	✓
Sovereign Default	•
Economic	•
Political	•
Repayment	•
U.S. Government Securities	✓
■	Asset-Backed and Receivables-Backed Securities Risk—The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds asset-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their principals sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These risks are generally greater for longer-term asset-backed securities.
The Fund’s investments in asset-backed securities are also subject to risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
■	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities. This risk is generally greater for long-term obligations.
■	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments. The credit quality of the
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Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
■	ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and judgmental assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
■	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities. This risk is generally greater for long-term obligations.
■	Financial Services Sector Risk—An adverse development in the financial services sector, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the financial services sector, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.
■	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
■	Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries,
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Risks of the Fund
including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which will likely result in increased market volatility and cause additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of a Fund’s assets are subject. These and other geopolitical developments could negatively impact the value of a Fund’s investments.
Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
■	Industry Concentration Risk—The Fund concentrates its investments in the financial services group of industries, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
■	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Interest rates in the United States are currently at historically low levels. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
■	Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
■	Liquidity Risk—The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
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Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders of their shares of the Fund, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.
■	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
■	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
In addition, third party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by the Fund. Problems encountered by such third parties (such as municipal security insurers or banks issuing a liquidity enhancement facility), including credit rating downgrades or changes in the market’s perception of creditworthiness, may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
■	NAV Risk— The net asset value of the Fund and the value of your investment will fluctuate.
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Risks of the Fund
■	Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
■	Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
■	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
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Service Providers
INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Short-Term Conservative Income
GSAM has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2021, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.00 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended March 31, 2021*
Short-Term Conservative Income	0.25%	0.18%
*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
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Service Providers
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2022, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These arrangements may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such dates.
In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2020 is available in the Fund’s semi-annual report for the period ended September 30, 2020. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2021 will be available in the Fund’s semi-annual report dated September 30, 2021.
FUND MANAGERS
Liquidity Solutions Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolio.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Liquidity Solutions	Portfolio Manager— Short-Term Conservative Income	Since 2014	Mr. Fishman is the Head of Liquidity Solutions. Mr. Fishman joined the Investment Adviser in 1997.
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— Short-Term Conservative Income	Since 2016	Mr. Olivo is the global head of short duration fixed income strategies. Mr. Olivo is a member of the Investment Strategy Committee. He joined the Investment Adviser in 1995.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds
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(including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
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Distributions
The Fund pays distributions from its investment income and distributions from net realized capital gains. You may choose to have distributions paid in:
■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s monthly distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Short-Term Conservative Income	Daily	Monthly	Annually
In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared daily and paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
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Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
Important Notice:
Class P Shares generally are available to the following investors:
■ Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
■ Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
■ Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Ayco are collectively referred to herein as “GS Clients”); or
■ Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.
A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
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Shareholder Guide
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.
What Is My Minimum Investment In The Fund?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by Authorized Institutions; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.
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What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.
In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of shares of certain Goldman Sachs Funds and does not permit market timing or other excessive trading practices. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of fund shares held by longer-term shareholders. However, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Fund’s investments, and shareholders and investors may engage in frequent purchases and redemptions of Fund Shares. This may result in additional costs for the Fund. Although the Fund has no limit on purchases and redemptions of Fund Shares, the Fund may, in its discretion, restrict, reject or cancel any purchases that, in the Investment Adviser’s opinion, may be disruptive to the management of the Fund or otherwise not in the Fund’s interests. The Fund reserves the right at any time to restrict purchases and redemptions of Fund Shares or impose conditions that are more restrictive on excessive trading than those stated in the Prospectus.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or its Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.
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Shareholder Guide
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).
Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
■	NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
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■	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
■	Shares Purchased by Federal Funds Wire:
■	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an Authorized Institution that settles through the National Securities Clearing Corpo- ration (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
■	Shares Purchased by Check:
■	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at its next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—
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Shareholder Guide
How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:
■	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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■	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.
By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Shares of the Fund continue to earn dividends up to, but not including, the date of settlement.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
■	As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
■	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
■	Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.
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Shareholder Guide
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
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You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Internal Revenue Code of 1986, as amended, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and also will not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund character and tax status of all distributions will be available to shareholders after the close of each calendar year.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your social security or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct social security or tax identification number, or certify that it is correct, or if the Internal Revenue Service ("IRS") instructs the Fund to do so.
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The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account..
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors will generally be subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on the Fund
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.
The Fund has credit rating requirements for the securities it buys, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements at the time of purchase. If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
U.S. Treasury Obligations and U.S. Government Securities.  The Fund may invest in U.S. Treasury Obligations, which include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Treasury Obligations may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
The Fund may also invest in other U.S. Government Securities. Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer.
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.
The Fund may also invest in U.S. Treasury Obligations and certain U.S. Government Securities, the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.
U.S. Treasury Obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Treasury Obligations if it is not obligated to do so by law.
31

Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
If the Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Commercial Paper.  The Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper that may be purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
Corporate Debt Obligations.  The Fund may invest in corporate debt obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Short-Term Obligations of Corporations or Other Entities.  The Fund may invest in other short-term obligations, including master demand notes and short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A master demand note permits the investment of varying amounts by the Fund under an agreement between the Fund and an issuer. The principal amount of a master demand note may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.
Repurchase Agreements.  The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.
32

Appendix A
In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Asset-Backed and Receivables-Backed Securities.  The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.
Foreign Government Obligations and Foreign Risks.  The Fund may invest in foreign government obligations. Foreign government obligations in which the Fund may invest are U.S. dollar-denominated obligations issued or guaranteed by a foreign government. Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, more or less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
Municipal Obligations.  The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper or other instruments. Municipal obligations are generally subject to those risks associated with debt securities generally. In addition, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal obligations (such as general obligation bonds, private activity bonds and moral obligation bonds).
The Fund may invest in municipal obligations issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal obligations may be relying for funding. Such obligations may be considered below investment grade or may
33

be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund.
Municipal Notes and Bonds.  Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a government-owned toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.
Tender Option Bonds.  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s average portfolio maturity and average portfolio life. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
Revenue Anticipation Warrants.  Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than two years, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.
Industrial Development Bonds.  The Fund may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk.
Other Municipal Obligation Policies.  The Fund may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (i) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (ii) municipal obligations whose issuers are in the same state; or (ii) industrial development obligations (except where the nongovernmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). The Fund’s investments in these municipal obligations will subject the Fund, to a greater extent, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.
Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.
Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions such as insurance companies which may issue insurance policies with respect to municipal obligations. The credit quality of these banks, insurance companies and other financial institutions could, therefore, cause a loss to the Fund that invests in municipal obligations. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and
34

Appendix A
other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
In order to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.
In purchasing municipal obligations, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued.
Custodial Receipts.  The Fund may invest in custodial receipts (including tender option bonds, see above for more information) representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.
Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief or regulations thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies, including ETFs and money market funds beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Floating and Variable Rate Obligations.  The Fund may purchase various floating and variable rate obligations, including tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Under certain circumstances, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.
35

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Illiquid Investments.  The Fund may invest up to 10% of its total assets (measured at the time of purchase) in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.)
If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 10% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments to or below 10% of its total assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded is no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Borrowings.  The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
36

Appendix B
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the last five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report (available upon request).
	Goldman Sachs Short-Term Conservative Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data
Net asset value, beginning of period	$ 9.87	$ 10.03	$ 10.02
Net investment income(b)	0.07	0.24	0.25
Net realized and unrealized gain (loss)	0.20	(0.16)	—
Total from investment operations	0.27	0.08	0.25
Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.24)
Distributions to shareholders from net realized gains	—	— (c)	— (c)
Total distributions	(0.07)	(0.24)	(0.24)
Net asset value, end of period	$ 10.07	$ 9.87	$ 10.03
Total return(d)	2.77%	0.81%	2.48%
Net assets, end of period (in 000s)	$3,136,259	$1,935,475	$2,048,977
Ratio of net expenses to average net assets	0.21%	0.21%	0.20%(e)
Ratio of total expenses to average net assets	0.30%	0.31%	0.32%(e)
Ratio of net investment income to average net assets	0.65%	2.34%	2.62%(e)
Portfolio turnover rate(f)	79%	87%	89%
(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
37

 Short-Term Conservative Income Fund Prospectus (Class P Shares)
FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: https://www.gsam.com/content/gsam/us/en/individual/literature-and-forms/literature.html..
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
STCIPRO-21P